                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       11/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Technology Innovation Fund

Semiannual Report to Shareholders

November 30, 2004

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns for all periods shown for Class B and C reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Technology Innovation Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. (After December 31, 2004, Class S shares are generally not available to new investors. See the prospectus for details.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/04
Scudder Technology Innovation Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	-.15%	-.87%	-4.62%	-14.06%	3.53%
Class B	-.68%	-1.79%	-5.51%	-14.82%	2.64%
Class C	-.75%	-1.86%	-5.53%	-14.82%	2.65%
Russell 2000 Index+	12.18%	17.26%	12.63%	8.29%	5.58%
Goldman Sachs Technology Composite Index++	1.43%	1.28%	-3.37%	-13.28%	1.43%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 11/30/04	$ 13.65	$ 13.17	$ 13.17
5/31/04	$ 13.67	$ 13.26	$ 13.27

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Technology Innovation Fund — Class A [] Russell 2000 Index+ [] Goldman Sachs Technology Composite Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/04
Scudder Technology Innovation Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,343	$8,179	$4,418	$11,912
	Average annual total return	-6.57%	-6.48%	-15.07%	2.63%
Class B	Growth of $10,000	$9,526	$8,268	$4,443	$11,921
	Average annual total return	-4.74%	-6.14%	-14.98%	2.64%
Class C	Growth of $10,000	$9,814	$8,431	$4,485	$11,930
	Average annual total return	-1.86%	-5.53%	-14.82%	2.65%
Russell 2000 Index+	Growth of $10,000	$11,726	$14,288	$14,889	$14,361
	Average annual total return	17.26%	12.63%	8.29%	5.58%
Goldman Sachs Technology Composite Index++	Growth of $10,000	$10,128	$9,023	$4,905	$10,992
	Average annual total return	1.28%	-3.37%	-13.28%	1.43%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

++ The Goldman Sachs Technology Composite Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class A Lipper Rankings — Science & Technology Funds Category as of 11/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	177	of	312	57
3-Year	163	of	282	58

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. After December 31, 2004, Class S shares will generally not be available to new investors. (For details see the fund's prospectus and statement of additional information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during the 5-year and Life of Fund periods for Class S shares and for all periods shown for Class AARP reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Technology Innovation Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Average Annual Total Returns as of 11/30/04
Scudder Technology Innovation Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	-.22%	-.79%	-4.44%	-13.86%	3.79%
Class AARP	-.14%	-.72%	-4.41%	-13.82%	3.82%
Russell 2000 Index+	12.18%	17.26%	12.63%	8.29%	5.58%
Goldman Sachs Technology Composite Index++	1.43%	1.28%	-3.37%	-13.28%	1.43%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 11/30/04	$ 13.79	$ 13.77
5/31/04	$ 13.81	$ 13.80

Growth of an Assumed $10,000 Investment
[] Scudder Technology Innovation Fund — Class S [] Russell 2000 Index+ [] Goldman Sachs Technology Composite Index++

Yearly periods ended November 30

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

Comparative Results as of 11/30/04
Scudder Technology Innovation Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$9,921	$8,726	$4,743	$12,850
	Average annual total return	-.79%	-4.44%	-13.86%	3.79%
Class AARP	Growth of $10,000	$9,928	$8,734	$4,754	$12,881
	Average annual total return	-.72%	-4.41%	-13.82%	3.82%
Russell 2000 Index+	Growth of $10,000	$11,726	$14,288	$14,889	$14,361
	Average annual total return	17.26%	12.63%	8.29%	5.58%
Goldman Sachs Technology Composite Index++	Growth of $10,000	$10,128	$9,023	$4,905	$10,992
	Average annual total return	1.28%	-3.37%	-13.28%	1.43%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

++ The Goldman Sachs Technology Composite Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — Science & Technology Funds Category as of 11/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	171	of	312	55
3-Year	158	of	282	56
5-Year	66	of	124	53

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B, Class C and Class AARP shares; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2004
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 998.50	$ 993.20	$ 992.50	$ 999.30	$ 997.80
Expenses Paid per $1,000*	$ 8.27	$ 12.82	$ 12.45	$ 7.79	$ 7.78
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,016.80	$ 1,012.20	$ 1,012.58	$ 1,017.27	$ 1,017.28
Expenses Paid per $1,000*	$ 8.34	$ 12.94	$ 12.57	$ 7.86	$ 7.86

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Technology Innovation Fund	1.65%	2.57%	2.49%	1.56%	1.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Ian Link and Anne Meisner discuss Scudder Technology Innovation Fund's performance, strategy and the market environment during the six-month period ended November 30, 2004. Please note that on December 17, 2004, Scudder Technology Innovation Fund was merged into Scudder Technology Fund, the latter of which is managed by the same team and is similar in objective and investment strategy. The merger is part of a larger effort to streamline and restructure the Scudder family of funds and ultimately eliminate redundancies in the product lineup.

Q:  How did technology stocks perform during the fund's reporting period?

A:  The technology sector delivered a modest return of 1.43% for the six-month reporting period, as measured by  Goldman Sachs Technology Composite Index.1 While this return would suggest a quiet market environment, volatility was high during the period as investors struggled to assess the outlook for 2005.

1 The Goldman Sachs Technology Composite Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Through the first two months of the period, the technology sector delivered poor performance. Although earnings continued to grow at a robust rate, stocks nonetheless weakened as investors began to ponder a less favorable outlook for next year. While growth should remain positive in 2005, as we will discuss later, we believe it will slow from this year's high levels. Since the market tends to move based on expectations for the future (and less so based on current developments), the prospect of slower growth in the coming year helped spark a sell-off. Additionally, investors were concerned about how the slowdown experienced by the global economy at midyear would affect spending on technology. In this environment, the most economically sensitive areas within the tech sector — such as semiconductor (computer chip) companies and contract manufacturers — generally delivered the worst performance, reflecting concerns about overall sales growth for technology products. After one month, the Goldman Sachs Technology Composite Index had fallen since the beginning of the reporting period, and stood at -8.80% by July 31, 2004.

Beginning in August, the market reversed course and began to rally. Although the outlook did not improve significantly, investors figured that all the potential bad news was already reflected in lower stock prices. Additionally, the notion that the decline in sales volumes would prove short-lived became increasingly accepted by market participants. Tech stocks jumped as a result: From September 1 through the end of the reporting period, the Goldman Sachs Technology Index rose 15.10%, recouping the loss that occurred during the summer. In a reversal from the early part of the period, higher-risk stocks outperformed, reflecting investors' desire to gain as much exposure as possible to the rising market.

Q:  How did the fund perform relative to its benchmark and peers?

A:  The total return of the fund's Class A shares for the six months ended November 30, 2004 was -0.15%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for complete performance information.) For the period, the fund underperformed both its primary benchmark, the Russell 2000 Index, which returned 12.18%, and the Goldman Sachs Technology Composite Index, which returned 1.43%, as well as underperforming the 1.61% average return of the 319 funds in the Lipper Science and Technology Funds category.2

2 The Lipper Science and Technology Funds category comprises funds that invest at least 65% of their equity portfolios in science and technology stocks.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q:  What were some of the positive contributors to performance?

A:  The most significant contribution came from our decision to increase the fund's overweight (a weighting greater than the benchmark weighting) in the software sector early in the period. During May and June, several software companies failed to meet earnings expectations, and the entire sector declined sharply as a result. Believing this weakness would prove short term, we made a substantial addition to the fund's weighting in the group. This move paid off when the sector rebounded nicely and ultimately produced a return far in excess of the tech sector as a whole for the six-month period. The fund's top performer within software was TIBCO Software, Inc., which we have held in the portfolio for some time. The company experienced strong sales due to both market share gains and increasing demand among large enterprises for software that can better integrate their corporate data and business processes.3

3 Market share refers to a company's sales in relation to the industry as a whole. For example, a company that has $250 million of sales in a $1 billion market is said to have a market share of 25%.

Performance also was helped by our positioning in the information technology sector (a subsector of computers and peripherals.) First, we held a slight underweight in the group, which helped, given its underperformance. Second, our selection was positive, as the stocks we held in the fund outperformed those in the benchmark. Our top contributor in this area was Research in Motion Ltd., whose highest-profile product is the BlackBerry handheld wireless device, which allows users to send and receive data and e-mail. The company was simultaneously boosting revenues and lowering its costs, allowing it to generate exceptional earnings growth. A position in QUALCOMM, Inc., which licenses wireless technology, and an underweight in Cisco Systems Inc., which underperformed by a substantial margin, also helped performance within communications equipment.

Among individual stock positions, we benefited from an underweight in Intel Corp., a semiconductor manufacturer. Although the company continues to hold a dominant position within its industry, it came under pressure this year as investors began to anticipate a slowdown in chip sales. We continue to like the stock for the long term, but we are underweight at present due to our near-term concerns that the company's profit margins will be squeezed.4 Performance was also helped by the fund's large overweight position in EMC Corp., which benefited from the growing corporate demand for data storage.

4 Profit margin is the difference between a company's revenues and its costs.

Q:  What decisions detracted from performance?

A:  The largest detractor from performance, by far, was the fund's position in the computers and peripherals area. In fact, our missteps in this area accounted for all of our underperformance during the period. The largest negative contribution was our decision not to hold Apple Computer Inc., which saw its stock more than double in just six months on the strength of investor enthusiasm for its popular iPod portable music player. We opted not to hold the stock, believing it was too expensive even before its rally. In retrospect, this was clearly incorrect. However, we now believe the stock is being driven by hype over a new product that will inevitably fade, and Apple is trading at a substantial premium to other computer companies that have better growth rates and higher profit margins. Elsewhere in the sector, we were hurt by holding only a small position in International Business Machines Corp. (IBM). The stock represents the largest weighting in the benchmark — almost 7.5% — and the fund holds 2%. Although IBM did not outperform by a substantial margin, the fund's underweight was so significant that performance was adversely affected. Underweights in Dell, Inc. and Sun Microsystems, Inc. also detracted from performance. (As of November 30, 2004, the position in Sun Microsystems, Inc. was sold.)

Weak selection in semiconductors, as well as a slight overweight in this group (the worst-performing within technology), hurt fund performance. National Semiconductor Corp., an overweight in the portfolio, fell sharply. The market tends to believe National Semiconductor's products are essentially commodities, so the stock tends to underperform when the semiconductor sector comes under pressure.5 We take the opposing view, as we believe the company has a stronger market position than investors generally give it credit for. As a result, we continue to hold the stock in the portfolio. Broadcom Corp., which makes communications chips, was also an overweight position that detracted from fund performance when it experienced a sharp price decline.

5 A commoditized product is one, such as personal computers, for which the main basis of competition is price. Such a product can be purchased from a number of companies, with only minimal differences in the product from one company to another. Commodity-oriented companies tend to be more sensitive to the condition of their particular industry than noncommodity companies.

Q:  What is your view on the fund's slight underperformance?

A:  We believe the reporting period, at six months in length, is too short to accurately measure the effectiveness of our approach, but we believe that our investment approach benefits long-term shareholders and our returns over longer time periods bear this out. Further, the bulk of our underperformance was generated by our underweights or nonholdings in stocks (Apple, IBM, Dell) that we believe are too richly valued given the nature of their businesses. Overall, we believe our emphasis on fundamental research, as well as our focus on diversification and our willingness to look for opportunities among small- and mid-cap stocks, will pay off in the long run.

Q:  How is the fund positioned?

A:  Our overall outlook for the tech sector is positive, and the fund's positioning reflects this. While we believe earnings are likely to slow in 2005, the environment should be generally favorable. We estimate that corporate spending on technology will rise, leading to double-digit earnings growth for companies in the tech sector. In addition, we believe the profit growth in the technology sector is likely to be higher than that of the market as a whole in 2005. This would mark a continuation of the trend that has been in place for the last 50 years, during which the tech sector has grown at twice the rate of the economy. Market expectations for next year remain modest despite this positive backdrop, meaning that there could be room for actual results to surprise on the upside. On this basis, we have positioned the portfolio in a more aggressive fashion in order to take advantage of potential strength in the technology sector during the next six to 12 months.

An example of this positioning is the fund's slight overweight in semiconductors, where we hold approximately 20.8% of assets, compared with 19.9% in the benchmark as of November 30, 2004. As the makers of the building blocks for all technology products, semiconductor companies are sensitive to changes in the outlook for tech spending and are therefore a higher-risk/higher-return proposition — which generally equates to a positive amid a favorable environment. On the other end of the spectrum, the fund is underweight in the services sector. In general, services companies exhibit earnings growth slower than that of the tech sector as a whole, but they also tend to be lower-risk investments. As a result, the group would be less likely to outperform in a positive environment for technology.

In communications equipment, we are focused on the wireless sector, where holdings include QUALCOMM, Inc. and Motorola, Inc. We find the latter to be particularly interesting, given that its price-to-earnings ratio is lower than that of the S&P 500 index, which has rarely been the case historically. A recent purchase in the telecom area is LG Electronics, Inc. of Korea, which we believe was inexpensive at 7.3 times earnings (a deep discount to the global tech sector as a whole).6

6 When assessing a stock's value, investors look at its price-to-earnings (P/E) ratio. This represents the value of a company in relation to the earnings it generates. For instance, a company with a $10 stock price and $1 per share in earnings has a P/E of 10. In general, a company with a low P/E relative to its peers is often seen as a potentially attractive value.

In computers and peripherals, the fund holds an underweight. The thinking behind this positioning is that companies in the sector tend to have commoditized product lines, which often translates to slower growth. Even though we hold companies such as IBM and Hewlett-Packard Co. in the portfolio, we are maintaining below-benchmark weightings.

Q:  Do you have any final thoughts for investors?

A:  Investing in the tech sector always involves risk, so we caution investors that swings in market sentiment will have an impact on the value of their investment in the short term. However, we continue to expect the long-term earnings growth rate of the technology industry to outpace the growth of the market as a whole. In addition, companies in the sector remain strong financially, with robust balance sheets and low levels of debt. We therefore believe the technology sector remains fertile ground for finding outstanding long-term investment opportunities. Over time, we believe our focus on individual company research will enable us to identify the most attractive stocks in this fast-growing sector.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2004

Asset Allocation (Excludes Securities Lending Collateral)	11/30/04	5/31/04

Equity Securities	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/04	5/31/04

Information Technology	97%	84%
Consumer Discretionary	2%	9%
Industrials	—	3%
Other	1%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2004 (39.0% of Net Assets)
1. Microsoft Corp. Developer of computer software	8.0%
2. EMC Corp. Provider of enterprise storage systems, software, networks and services	4.9%
3. Oracle Corp. Provider of database management software	4.3%
4. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.5%
5. Motorola, Inc. Manufacturer of telecommunication products and semiconductors	3.5%
6. Cisco Systems, Inc. Developer of computer network products	3.5%
7. QUALCOMM, Inc. Developer and manufacturer of communication systems	3.3%
8. VERITAS Software Corp. Developer of memory and storage devices	3.2%
9. Corning, Inc. Manufacturer of specialty glass	2.6%
10. Paychex, Inc. Provider of payroll and human resources services	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 96.6%
Consumer Discretionary 2.2%
Internet & Catalog Retail
eBay, Inc.*	38,500	4,329,325
Financials 0.0%
Hambrecht & Quist Group* (c)	140,000	7,000
Health Care 1.0%
Health Care Equipment & Supplies
Waters Corp.*	40,700	1,899,062
Information Technology 93.4%
Communications Equipment 17.6%
Avocent Corp.*	79,900	3,030,607
CiDRA Corp.* (c)	241,793	85,111
Cisco Systems, Inc.* (e)	358,100	6,700,051
Corning, Inc.*	406,500	5,113,770
LG Electronics, Inc.	32,700	1,974,163
Motorola, Inc.	351,000	6,760,260
QUALCOMM, Inc.	152,600	6,351,212
Scientific-Atlanta, Inc.	138,200	4,093,484
		34,108,658
Computers & Peripherals 18.3%
ATI Technologies, Inc.*	156,000	3,026,400
Dell, Inc.*	96,500	3,910,180
EMC Corp.*	712,800	9,565,776
Hewlett-Packard Co.	101,300	2,026,000
International Business Machines Corp.	43,300	4,080,592
Lexmark International, Inc. "A"*	36,000	3,056,400
QLogic Corp.*	71,300	2,452,007
Quanta Computer, Inc.	1,515,591	2,470,305
Research In Motion Ltd.*	41,400	3,683,358
Western Digital Corp.*	133,200	1,301,364
		35,572,382
Electronic Equipment & Instruments 3.3%
Agilent Technologies, Inc.*	108,900	2,492,721
Flextronics International Ltd.*	205,700	2,951,795
Tektronix, Inc.	31,100	975,607
		6,420,123
Internet Software & Services 4.0%
Check Point Software Technologies Ltd.*	179,000	4,249,460
Yahoo!, Inc.*	91,500	3,442,230
		7,691,690
IT Consulting & Services 6.8%
Accenture Ltd. "A"*	133,800	3,470,772
Affiliated Computer Services, Inc. "A"*	55,000	3,254,900
Convergys Corp.*	137,700	2,047,599
Paychex, Inc.	131,100	4,347,276
		13,120,547
Semiconductors & Semiconductor Equipment 20.8%
Agere Systems, Inc. "B"*	1,207,200	1,641,792
ASML Holding NV*	204,300	3,115,575
Broadcom Corp. "A"*	120,600	3,921,912
Cypress Semiconductor Corp.*	282,400	2,781,640
Intel Corp. (e)	302,500	6,760,875
KLA-Tencor Corp.*	55,600	2,505,336
Koninklijke (Royal) Philips Electronics NV	79,400	2,043,756
Linear Technology Corp.	55,300	2,110,248
LSI Logic Corp.*	144,400	763,876
Maxim Integrated Products, Inc.	33,800	1,384,448
Microchip Technology, Inc.	102,800	2,896,904
National Semiconductor Corp.*	277,900	4,296,334
Samsung Electronics Co., Ltd.	4,930	2,043,000
Stakek Holdings, Inc.*	59,400	253,638
Xilinx, Inc.	124,900	3,899,378
		40,418,712
Software 22.6%
Amdocs Ltd.*	69,000	1,783,650
BEA Systems, Inc.*	452,900	3,659,432
Electronic Arts, Inc.*	20,400	997,560
Intuit, Inc.*	73,900	3,091,976
Mercury Interactive Corp.*	35,400	1,614,594
Microsoft Corp.	576,400	15,453,284
Oracle Corp.*	663,100	8,394,846
TIBCO Software, Inc.*	244,500	2,811,750
VERITAS Software Corp.*	281,800	6,171,420
		43,978,512
Total Common Stocks (Cost $174,481,872)		187,546,011
Preferred Stocks 0.1%
Information Technology 0.1%
Communications Equipment 0.0%
Chorum Technologies, Inc. "E"* (c)	580,046	70,186
Chorum Technologies, Inc. "F"* (c)	981,012	21,582
CiDRA Corp. "D"* (c)	7,133	0
CyVera* (c)	85,472	0
		91,768
Electronic Equipment & Instruments 0.1%
Axsun "C"* (c)	642,674	112,468
Total Preferred Stocks (Cost $17,349,323)		204,236

Convertible Preferred Stocks 0.0%
Information Technology
Electronic Equipment & Instruments
CiDRA Corp.* (c) (Cost $5,503,124)	42,509	89,779

Securities Lending Collateral 4.0%
Daily Assets Fund Institutional, 2.01% (d) (f) (Cost $7,738,500)	7,738,500	7,738,500

Cash Equivalents 2.9%
Scudder Cash Management QP Trust, 1.97% (b) (Cost $5,584,380)	5,584,380	5,584,380
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $210,657,199) (a)	103.6	201,162,906
Other Assets and Liabilities, Net	(3.6)	(7,029,522)
Net Assets	100.0	194,133,384

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $212,725,988. At November 30, 2004, net unrealized depreciation for all securities based on tax cost was $11,563,082. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,734,074 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $37,297,156.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Schedule of Restricted Securities
Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Axsun "C"	December 2000	7,500,006	112,468.06
Chorum Technologies, Inc. "E"	September 2000 to December 2001	8,701,768	70,186.04
Chorum Technologies, Inc. "F"	September 2000 to December 2001	1,147,549	21,582.01
CiDRA Corp. "D"	June 2000	5,587,752	174,890.09
CyVera	January 2004	—	—	—
Hambrecht & Quist Group	March 2000	7,000,000	7,000	—
Total Restricted Securities			386,126.20

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2004 amounted to $7,514,554, which is 3.9% of total net assets.

(f) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $197,334,319) — including $7,514,554 of securities loaned	$ 187,840,026
Investment in Scudder Cash Management QP Trust (cost $5,584,380)	5,584,380
Investment in Daily Assets Fund Institutional (cost $7,738,500) (a)	7,738,500
Total investments in securities, at value (cost $210,657,199)	201,162,906
Foreign currency at value (cost $75,492)	79,429
Receivable for investments sold	1,322,578
Dividends receivable	1,805,547
Interest receivable	7,406
Receivable for Fund shares sold	189,860
Foreign taxes recoverable	571
Other receivable	1,283
Total assets	204,569,580
Liabilities
Payable for investments purchased	1,084,490
Payable for Fund shares redeemed	1,018,746
Payable upon return of securities loaned	7,738,500
Accrued management fee	140,128
Other accrued expenses and payables	454,332
Total liabilities	10,436,196
Net assets, at value	$ 194,133,384
Net Assets
Net assets consist of: Undistributed net investment income (loss)	614,909
Net unrealized appreciation (depreciation) on: Investments	(9,494,293)
Foreign currency related transactions	3,937
Accumulated net realized gain (loss)	(358,146,950)
Paid-in capital	561,155,781
Net assets, at value	$ 194,133,384

(a) Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($3,999,631 ÷ 293,085 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.65
Maximum offering price per share (100 ÷ 94.25 of $13.65)	$ 14.48

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($918,257 ÷ 69,714 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 13.17

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($833,599 ÷ 63,285 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 13.17
Class AARP Net Asset Value, offering and redemption price (a) per share ($9,826,447 ÷ 712,462 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.79
Class S Net Asset Value, offering and redemption price (a) per share ($178,555,450 ÷ 12,967,345 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.77

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $18,536)	$ 2,073,050
Securities lending income, including income from Daily Assets Fund Institutional	4,241
Interest — Scudder Cash Management QP Trust	44,720
Total Income	2,122,011
Expenses: Management fee	817,835
Services to shareholders	522,826
Custodian and accounting fees	43,095
Distribution service fees	15,524
Auditing	11,855
Legal	3,429
Trustees' fees and expenses	3,401
Reports to shareholders	50,557
Registration fees	26,352
Other	17,320
Total expenses, before expense reductions	1,512,194
Expense reductions	(5,092)
Total expenses, after expense reductions	1,507,102
Net investment income (loss)	614,909
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(6,046,161)
Written options	1,348,261
Foreign currency related transactions	(8,154)
(4,706,054)
Net unrealized appreciation (depreciation) during the period on: Investments	2,348,710
Written options	(6,630)
Foreign currency related transactions	2,171
2,344,251
Net gain (loss) on investment transactions	(2,361,803)
Net increase (decrease) in net assets resulting from operations	$ (1,746,894)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2004 (Unaudited)	Year Ended May 31, 2004
Operations: Net investment income (loss)	$ 614,909	$ (2,877,842)
Net realized gain (loss) on investment transactions	(4,706,054)	10,903,980
Net unrealized appreciation (depreciation) on investment transactions during the period	2,344,251	31,078,505
Net increase (decrease) in net assets resulting from operations	(1,746,894)	39,104,643
Fund share transactions: Proceeds from shares sold	16,916,338	45,513,648
Cost of shares redeemed	(36,303,029)	(53,875,370)
Redemption fees	20,765	78,070
Net increase (decrease) in net assets from Fund share transactions	(19,365,926)	(8,283,652)
Increase (decrease) in net assets	(21,112,820)	30,820,991
Net assets at beginning of period	215,246,204	184,425,213
Net assets at end of period (including undistributed net investment income of $614,909 at November 30, 2004)	$ 194,133,384	$ 215,246,204

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2004[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.67	$ 11.30	$ 11.66	$ 20.73	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[c]	.04	(.20)	(.12)	(.15)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.06)	2.57	(.24)	(8.93)	(8.35)
Total from investment operations	(.02)	2.37	(.36)	(9.08)	(8.42)
Redemption fees	—***	—***	—***	.01	—
Net asset value, end of period	$ 13.65	$ 13.67	$ 11.30	$ 11.66	$ 20.73
Total Return (%)[d]	(.15)**	20.97[e]	(3.09)	(43.75)	(28.89)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	3	2.8
Ratio of expenses (%)	1.65*	1.76	1.61	1.48	1.64*
Ratio of net investment income (loss) (%)	.56*	(1.53)	(1.25)	(1.04)	(.74)*
Portfolio turnover rate (%)	81*	145	68	131	165

[a] For the six months ended November 30, 2004 (Unaudited).

[b] For the period December 29, 2000 (commencement of sales of Class A shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

[e] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 20.71%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended May 31,	2004[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.26	$ 11.06	$ 11.49	$ 20.67	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.30)	(.19)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	(.07)	2.50	(.24)	(8.93)	(8.35)
Total from investment operations	(.09)	2.20	(.43)	(9.19)	(8.48)
Redemption fees	—***	—***	—***	.01	—
Net asset value, end of period	$ 13.17	$ 13.26	$ 11.06	$ 11.49	$ 20.67
Total Return (%)[d]	(.68)**f	19.89[e,f]	(3.74)	(44.41)	(29.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.9		.8	.7	.1
Ratio of expenses before expense reductions (%)	2.60*	2.58	2.40	2.28	2.49*
Ratio of expenses after expense reductions (%)	2.57*	2.57	2.40	2.28	2.49*
Ratio of net investment income (loss) (%)	(.36)*	(2.34)	(2.04)	(1.84)	(1.59)*
Portfolio turnover rate (%)	81*	145	68	131	165

[a] For the six months ended November 30, 2004 (Unaudited).

[b] For the period December 29, 2000 (commencement of sales of Class B shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

[e] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 19.62%.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended May 31,	2004[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.27	$ 11.06	$ 11.49	$ 20.67	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.28)	(.19)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	(.08)	2.49	(.24)	(8.93)	(8.35)
Total from investment operations	(.10)	2.21	(.43)	(9.19)	(8.48)
Redemption fees	—***	—***	—***	.01	—
Net asset value, end of period	$ 13.17	$ 13.27	$ 11.06	$ 11.49	$ 20.67
Total Return (%)[d]	(.75)**	19.98[e,f]	(3.74)	(44.41)	(29.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	4.6		.5	.3
Ratio of expenses before expense reductions (%)	2.49*	2.43	2.38	2.26	2.46*
Ratio of expenses after expense reductions (%)	2.49*	2.42	2.38	2.26	2.46*
Ratio of net investment income (loss) (%)	(.28)*	(2.19)	(2.02)	(1.82)	(1.56)*
Portfolio turnover rate (%)	81*	145	68	131	165

[a] For the six months ended November 30, 2004 (Unaudited).

[b] For the period December 29, 2000 (commencement of sales of Class C shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

[e] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 19.71%.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended May 31,	2004[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.81	$ 11.39	$ 11.72	$ 20.77	$ 49.10
Income (loss) from investment operations: Net investment income (loss)[c]	.04	(.18)	(.10)	(.12)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.06)	2.60	(.23)	(8.94)	(25.80)
Total from investment operations	(.02)	2.42	(.33)	(9.06)	(25.87)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.52)
Redemption fees	—***	—***	—***	.01	.06
Net asset value, end of period	$ 13.79	$ 13.81	$ 11.39	$ 11.72	$ 20.77
Total Return (%)	(.14)d,f**	21.25[e,f]	(2.82)	(43.57)	(54.17)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	11	7	7	12
Ratio of expenses before expense reductions (%)	1.63*	1.57	1.35	1.21	1.28*
Ratio of expenses after expense reductions	1.56*	1.56	1.35	1.21	1.28*
Ratio of net investment income (%)	.65*	(1.33)	(.99)	(.77)	(.38)*
Portfolio turnover rate (%)	81*	145	68	131	165

[a] For the six months ended November 30, 2004 (Unaudited).

[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

[e] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 20.98%.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended May 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 13.80	$ 11.38	$ 11.71	$ 20.76	$ 39.55	$ 19.31
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	(.18)	(.10)	(.12)	(.15)	(.34)
Net realized and unrealized gain (loss) on investment transactions	(.07)	2.60	(.23)	(8.94)	(16.15)	21.81
Total from investment operations	(.03)	2.42	(.33)	(9.06)	(16.30)	21.47
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.52)	(1.32)
Redemption fees	—***	—***	—***	.01	.03	.09
Net asset value, end of period	$ 13.77	$ 13.80	$ 11.38	$ 11.71	$ 20.76	$ 39.55
Total Return (%)	(.22)d**	21.27[c]	(2.82)	(43.59)	(43.13)	111.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	179	196	174	202	399	668
Ratio of expenses before expense reductions (%)	1.55*	1.56	1.35	1.21	1.41	1.31[e]
Ratio of expenses after expense reductions (%)	1.55*	1.56	1.35	1.21	1.41	1.30[e]
Ratio of net investment income (loss) (%)	.66*	(1.33)	(.99)	(.77)	(.48)	(.91)
Portfolio turnover rate (%)	81*	145	68	131	165	83

[a] For the six months ended November 30, 2004 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 21.00%.

[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.30% and 1.30%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Technology Innovation Fund (the "Fund") is a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund's Statement of Additional Information

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $350,297,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010 ($259,067,000), May 31, 2011 ($81,826,000) and May 31, 2012 ($9,404,000) the respective expiration dates, whichever comes first.

From November 1, 2003 through May 31, 2004, the Fund incurred approximately $1,048,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2005.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended November 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $76,422,765 and $91,718,512, respectively.

For the six months ended November 30, 2004, transactions for written options were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	554	$ 77,450
Options written	15,210	1,938,476
Options closed	(6,928)	(585,570)
Options exercised	(7,666)	(1,227,420)
Options expired	(1,170)	(202,936)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets, 0.75% of the next $500,000,000 of such net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

In addition, for the six months ended November 30, 2004, the Advisor agreed to reimburse the Fund $832, which represents a portion of fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.52%, 1.58%, 1.57%, 1.55% and 1.55% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as Rule 12b-1, distribution and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the six months ended November 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2004
Class A	6,867	—	3,883
Class B	2,379	131	1,663
Class C	3,094	—	512
Class AARP	28,548	3,799	18,530
Class S	421,709	—	285,117
	$ 462,597	$ 3,930	$ 309,705

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended November 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $31,036, of which $18,469 is unpaid at November 30, 2004.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2004
Class B	$ 3,203	$ 544
Class C	5,713	617
	$ 8,916	$ 1,161

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2004	Annualized Effective Rate
Class A	$ 3,870	$ 106.21%
Class B	986	99.23%
Class C	1,752	259.23%
	$ 6,608	$ 464

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the six months ended November 30, 2004 aggregated $374 and $0, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2004, the CDSC for Class B and C shares aggregated $404 and $196, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2004, there were no deferred sales charges for Class A shares.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2004, the custodian fee was reduced by $330 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2004		Year Ended May 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	55,854	$ 717,281	243,206	$ 3,200,842
Class B	8,595	109,150	50,954	657,856
Class C	6,246	81,267	228,674	3,107,093
Class AARP	62,000	795,378	492,252	6,614,806
Class S	1,139,852	15,213,262	2,397,663	31,933,051
		$ 16,916,338		$ 45,513,648
Shares redeemed
Class A	(47,266)	$ (602,847)	(205,999)	$ (2,719,784)
Class B	(7,806)	(93,767)	(49,872)	(652,080)
Class C	(212,325)	(2,592,314)	(17,047)	(225,048)
Class AARP	(167,511)	(2,162,154)	(252,111)	(3,418,659)
Class S	(2,346,517)	(30,851,947)	(3,478,303)	(46,859,799)
		$ (36,303,029)		$ (53,875,370)
Redemption fees		20,765		$ 78,070
Net increase (decrease)
Class A	8,588	$ 114,434	37,207	$ 481,058
Class B	789	15,383	1,082	5,776
Class C	(206,079)	(2,511,047)	211,627	2,882,045
Class AARP	(105,511)	(1,357,884)	240,141	3,216,996
Class S	(1,206,665)	(15,626,812)	(1,080,640)	(14,869,527)
		$ (19,365,926)		$ (8,283,652)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Subsequent Event

On December 10, 2004 the Scudder Technology Innovation Fund's shareholders approved the reorganization of the Scudder Technology Innovation Fund into Scudder Technology Fund. Effective December 17, 2004 the reorganization was completed.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SRIAX	SRIBX	SRICX
CUSIP Number	811196-765	811196-757	811196-740
Fund Number	451	651	751

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	STCHX	SCUTX
Fund Number	151	351
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Technology Innovation Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Technology Innovation Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 31, 2005